Securities and Exchange Commission

                       Washington D.C. 20549


                             Form 8-K

                           Current Report


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date Of Report (Date of the earliest event reported)







                            October 12, 1995

                           ____________________


                             The Stephan Co.



   Florida                       1-4436              59-0676812
 (State or other             (Commission File      (I.R.S. Employer
  jurisdiction of                Number)            Identification
  incorporation)                                       Number)


             1850 W. McNab Road
          Fort Lauderdale, Florida                     33309
   (Address of principal executive offices)          (Zip Code)



                               (305) 971-0600
           (Registrant's telephone number, including area code)


















ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


      a) Effective October 12, 1995, The Stephan
Co.(Commission File No. 1-4436) has accepted the resignation of Kaufman Rossin & Co. as independent public accountants for purposes of performing the registrant's 1995 year end audit. Kaufman, Rossin & Co.'s report on The Stephan Co. financial statements for the years ended December 31,1994 and 1993 contained no adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.



None of the reportable events as described in item
304(a)(1)(ii) occurred with respect to The Stephan Co.
within the last two (2) fiscal years reported on by Kaufman, Rossin & Co.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

  (a) Financial Statements of Business Required.

None

  (b) Pro Forma Financial Information.

None

  (c) Exhibits.

16.1  Letter re change in Certifying Accountant





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on October 17, 1995.


The Stephan Co.

By:




David Spiegel
Chief Financial Officer









                        Kaufman, Rossin & Co.
                    Certified Public Accountants

                      2699 South Bayshore Drive
                         Miami, Florida 33133


                            October 12,1995






Mr. David Spiegel
Chief Financial Officer
The Stephan Co.
1850 W. Mcnab Rd.
Ft. Lauderdale, FL 33309



This is to confirm that the client-auditor relationship between The Stephan Co. (Commission File No. 1-4436) and
Kaufman, Rossin & Company has ceased.



Very truly yours,



Kaufman, Rossin & Company




cc:     Office of the Chief Accountant
        SECPS Letter file
        Mail Stop 9-5
        Securities and Exchange Commission
        450 Fifth Street, N.W.
        Washington, D.C. 20549